                                                                    EXHIBIT 99.6


                      ------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                      ------------------------------------


-----------------------------------------------------------   ----------------------------------------------------------------------
In re:                                                        DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                                               Page 1 of 3
                                                                               Statement Number:             10
-----------------------------------------------------------                                         ---------------------
Chapter 11                                                                  For the Period FROM:          8/1/2002
                                                                                                    ---------------------
Case No. LA 01-44828-SB (Administratively Consolidated with                                  TO:         8/31/2002
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                             ---------------------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
-----------------------------------------------------------   ----------------------------------------------------------------------


                                                              ---------------------------------------------------------------------
CASH ACTIVITY ANALYSIS (Cash Basis Only)                             Collateral       Concentration
                                                                      Account            Account
                                                              ---------------------------------------------------------------------
Balance before Statement #1                                        $  268,333.21     $   65,956.21
                                                              ---------------------------------------------------------------------
A.  Total Receipts per all Prior Interim Statements                 1,863,268.04      1,742,936.42
                                                              ---------------------------------------------------------------------
B.  Less:  Total Disbursements per all Prior Statements             1,803,912.51      1,793,076.92

                                                              ---------------------------------------------------------------------
C.  Beginning Balance                                              $  327,688.74     $   15,815.71
                                                              ---------------------------------------------------------------------
D.  Receipts during Current Period
      Description
      -----------
    8/1/2002              account transfer                                               25,000.00
    8/5/2002              B Sky B                                          94.46
    8/7/2002              High Fliers                                   4,252.66
    8/7/2002              account transfer                                               25,000.00
   8/21/2002              Transfer f/ Coll. Acc. LG                    26,471.34
   8/21/2002              Transfer f/ Coll. Acc. Artisan              140,135.08
   8/21/2002              Transfer from LG                             20,597.14
   8/23/2002              Transfer f/ Coll. Acc. LG                    29,579.57
   8/23/2002              account transfer                                               22,000.00
   8/23/2002              Phone Rebates                                                      17.98
   8/23/2002              COBRA receipts                                                  3,613.95
   8/23/2002              Jefferson Pilot                                                76,871.00
   8/28/2002              transfer Pinocchio                          166,922.43
   8/29/2002              B Sky B                                          83.03
   8/31/2002              interest                                        366.27




      TOTAL RECEIPTS THIS PERIOD                                      388,501.98        152,502.93                -              -
                                                              ---------------------------------------------------------------------
E.  Balance Available (C plus D)                                   $  716,190.72        168,318.64              $ -            $ -
                                                              ---------------------------------------------------------------------

--------------------------------------------------------------------------------
DEBTOR IN POSSESSION INTERIM STATEMENT NO: 10                        Page 2 of 3
--------------------------------------------------------------------------------

F.  Less:  Disbursements during Current Period:

  Date     Check No.   Payee/Purpose
  ----     ---------   -------------

8/1/2002              account transfer                                        $ 25,000.00
8/2/2002              ADP, Inc                                                                       233.36
8/7/2002     37392    Bonded Services, Inc                                                         6,249.70
8/7/2002     37393    Federal Express                                                                 38.95
8/7/2002     37394    Suzanne Nardacci                                                               187.50
8/7/2002     37395    Pacific Bell                                                                    47.46
8/7/2002     37396    Recall                                                                         803.01
8/7/2002     wire     SJ Berwin                                                                    1,696.47
8/7/2002     wire     Payroll Taxes                                                                4,236.32
8/7/2002              account transfer                                          25,000.00
8/8/2002     7899     Payroll                                                                        730.75
8/8/2002     7900     Payroll                                                                      5,704.92
8/8/2002     7901     Payroll                                                                      1,249.88
8/8/2002     7902     Payroll                                                                      2,490.14
8/14/2002    37345    Zerolag Communications, Inc void ck issued last month                        (100.00)
8/14/2002    37397    Zerolag Communications, Inc                                                     50.00
8/14/2002    37398    American Moving & Storage Co, Inc                                               75.60
8/14/2002    37399    Marathon Services, Inc                                                         259.80
8/14/2002    37400    STEVEN ROSEN                                                                 1,500.00
8/14/2002    37401    Zerolag Communications, Inc                                                    100.00
8/16/2002             ADP, Inc                                                                       104.80
8/21/2002    wire     Payroll Taxes                                                                5,050.52
8/21/2002    37402    Federal Express                                                                 11.48
8/21/2002    37403    Pacific Bell                                                                   302.87
8/22/2002    7903     Payroll                                                                        730.75
8/22/2002    7904     Payroll                                                                      6,640.74
8/22/2002    7905     Payroll                                                                      1,249.87
8/22/2002    7906     Payroll                                                                      2,490.14
8/23/2002             account transfer                                          22,000.00
8/23/2002             ADP, Inc                                                                        18.23
8/23/2002    37405    Blue Cross                                                                   8,347.00
8/23/2002    37406    KEVIN MARINO                                                                    49.68
8/23/2002    37407    Suzanne Nardacci                                                               900.00
8/30/2002             ADP, Inc                                                                        84.80




      TOTAL DISBURSEMENTS THIS PERIOD:                                          72,000.00         51,534.74          -         -
                                                                              ------------------------------------------------------
G.  Ending Balance (E less F)                                                $ 644,190.72        116,783.90        $ -       $ -
                                                                              ------------------------------------------------------

--------------------------------------------------------------------------------
DEBTOR IN POSSESSION INTERIM STATEMENT NO: 10                        Page 3 of 3
--------------------------------------------------------------------------------

H.  (1)  Collateral Account:
          a)  Depository Name and Location:     Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                       323221556
     (2)  Concentration Account:
          a)  Depository Name and Location:     Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                       1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account            1891215236   $     1,000.00
Bank of Scotland - Pinocchio                       3549485      1,265,090.09  Pound Sterling Time Deposit (KL's interest is 70%)
Bank of Scotland - Basil                           3626816         75,107.23  Pound Sterling Time Deposit (KL's interest is 80%)
Allied Pinocchio                                  10747301          2,648.11  Pound Sterling
KLI-UK                                            10008956          2,396.06  Pound Sterling
Freeway\Kushner-Locke                            323-509487   $       255.95
Edge Entertainment                               1891152710   $       444.92
European Films LTD                               1890563818   $     7,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    KL MDP Sensation                            60-066-930     $   17,724.61
    KL\7 Venture                                1890-69-6360        9,275.69
    Denial Venture                              1890-69-6501       41,838.26
    Cracker LLC                                 1891-04-1665        1,000.00
    Swing                                       323-518095          6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.


                                       /s/ ALICE P. NEUHAUSER
                                       -----------------------------------------
                                       Debtor in Possession